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                                                                    Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of Aspect Medical Systems, Inc. (the "Company") for the period ended September 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Nassib G. Chamoun, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                        /s/ Nassib G. Chamoun
                                                        ------------------------
Dated: November 10, 2003                                Nassib G. Chamoun
                                                        Chief Executive Officer

         A signed original of this written statement required by Section 906 has been provided to Aspect Medical Systems, Inc. and will be retained by Aspect Medical Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.